As filed with the Securities and Exchange Commission on August 15, 1995

                                                      Registration No. _________

--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                            ------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             -----------------------

                                  ALAMCO, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                                   55-0615701
 (State or other jurisdiction of           (IRS Employer Identification No.)
 incorporation or organization)

      200 West Main Street
    Clarksburg, West Virginia                            26301
(Address of Principal Executive Offices)               (Zip Code)


                  AMENDMENT TO THE ALAMCO, INC. 1992 EMPLOYEES
                                STOCK OPTION PLAN
                            (Full title of the plan)

                           John L. Schwager, President
                                  Alamco, Inc.
                              200 West Main Street
                        Clarksburg, West Virginia  26301
                     (Name and address of agent for service)

                                 (304) 623-6671
          (Telephone number, including area code, of agent for service)


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                         CALCULATION OF REGISTRATION FEE


                                                      Proposed               Proposed
        Title of                                       maximum                maximum             Amount of
    securities to be          Amount to be         offering price            aggregate           registration
       registered              registered            per share *          offering price           fee * *
    Common Stock, par
          value                 150,000                $8.0625
     $.10 per share              shares              (at filing)            $1,209,375             $417.02

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* Estimated solely for the purpose of calculating the registration fee and is based on the average of the high and the low prices of the Registrant's common stock reported on the American Stock Exchange on August 11, 1995.

* * The fee is calculated pursuant to Rule 457(h) under the Securities Act of 1933, as amended (the "Securities Act") on the basis of the average of the high and low prices of the Registrant's Common Stock reported on the American Stock Exchange on August 11, 1995.

                         Exhibit Index begins on page 4.




                                     PART II

            Incorporation of Documents by Reference


            The Company's Registration Statement on Form S-8 filed on May 22, 1992, at Registration No. 33-47193 and pertaining to the Alamco, Inc. 1992 Employees Stock Option Plan is incorporated by reference into this Registration Statement. This incorporation is done pursuant to General Instruction E of Form S-8 regarding the registration of additional securities.

Item 8.     Exhibits.

            The following exhibits are filed herewith or incorporated by reference as part of this Registration Statement:

Exhibit No. and Description


 4.1  Articles of Incorporation of Alamco, Inc., as amended.

 4.2  Bylaws of Alamco, Inc., as amended.

 4.3  Alamco, Inc. 1992 Employees Stock Option Plan, as amended.

 5.1 Opinion of counsel to Alamco, Inc. as to the legality of the securities being registered.

 23.1 Consent of Coopers & Lybrand L.L.P., independent accountants.

 23.2 Consent of counsel (included in opinion filed as Exhibit 5.1).

 24.1 Power of Attorney (included on Signature Page).


SIGNATURES

            Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly autho-rized, in the City of Clarksburg, the State of West Virginia, on this 15th day of August 1995.

                                    ALAMCO, INC.


                                    By  /s/ John L. Schwager
                                       -------------------------------
                                          John L. Schwager
                                          President and Chief Executive Officer


                                POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John L. Schwager his true and lawful attorney-in-fact and agent, with full power of substitution and revoca-tion, for him and in his name, place and stead, in any and all capacities, to sign any and all amendment (including post-effective amendments) to this registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



            Pursuant to the requirements of the Securities Act of 1933, this registration statement and the foregoing Power of Attorney have been signed by the following persons in the capacities and on the date(s) indicated:


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                  Signature                     Title                         Date


           /s/ John L. Schwager
           -------------------          President and Chief                 08/11/95
           John L. Schwager             Executive Officer and
                                        Director
                                        (Principal Executive
                                        and Financial Officer)

           /s/ Steven E. May
           -------------------          Vice President and                  08/11/95
           Steven E. May                Controller
                                        (Principal Accounting
                                        Officer)

           /s/ Richard R. Hoffman
           -------------------          Executive Vice                      08/11/95
           Richard R. Hoffman           President and Chief
                                        Operating Officer and
                                        Director



           /s/ Stephen L. Barr          Director                            08/11/95
           -------------------
           Stephen L. Barr


           /s/ James B. Gehr            Director                            08/11/95
           -------------------
           James B. Gehr


           /s/ Thomas M. Levine         Director                            08/11/95
           -------------------
           Thomas M. Levine


           /s/ Robert S. Maust          Director                            08/11/95
           -------------------
           Robert S. Maust


           /s/ James H. Weber           Director                            08/11/95
           -------------------
           James H. Weber

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                                  EXHIBIT INDEX



Exhibit No. and Description



 4.1   Articles of Incorporation of Alamco, Inc., as amended
       (incorporated by reference to Exhibit 3.1 to the Company's Quarterly Report on Form 10-Q for the
       Quarter Ended June 30, 1995).

 4.2   Bylaws of Alamco, Inc., as amended.

 4.3   Alamco, Inc. 1992 Employees Stock Option Plan, as amended.

 5.1 Opinion of Counsel to Alamco, Inc. as to the legality of the securities being registered.

23.1 Consent of Coopers & Lybrand L.L.P., independent accountants.

23.2 Consent of Counsel (included in opinion filed as Exhibit 5.1).

24.1 Power of Attorney (included on signature page of this registration statement).













SEC\2-Form-S-8.95                                       5



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